SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                       Statement of Eligibility Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

     United States                                               41-0257700
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

     U.S. Bank Trust Center
     180 East Fifth Street
     St. Paul, Minnesota                                            55101
(Address of Principal Executive Offices)                          (Zip Code)


                               ConAgra Foods, Inc.
             (Exact name of Registrant as specified in its charter)

     Delaware                                                    47-0248710
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)


     One ConAgra Drive
     Omaha, Nebraska                                                68102
(Address of Principal Executive Offices)                          (Zip Code)


                                 Debt Securities
                       (Title of the Indenture Securities)

                                     GENERAL

1.     General Information. Furnish the following information as to the Trustee.

       (a) Name and address of each examining or supervising authority to which it is subject.
                  Comptroller of the Currency
                  Washington, D.C.

       (b)    Whether it is authorized to exercise corporate trust powers.
                  Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS. If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

       See Note following Item 16.

       Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS. List below all exhibits filed as a part of this statement of eligibility and qualification.

       1.     Copy of Articles of Association.*

       2.     Copy of Certificate of Authority to Commence Business.*

       3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

       4.     Copy of existing By-Laws.*

       5.     Copy of each Indenture referred to in Item 4.  N/A.

       6.     The consents of the Trustee required by Section 321(b) of the act.

       7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

       * Incorporated by reference to Registration Number 22-27000.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 19th day of October, 2000.

                                            U.S. BANK TRUST NATIONAL ASSOCIATION

                                            /s/ Richard H. Prokosch
                                            Richard H. Prokosch
                                            Vice President

/s/ Lori-Anne Rosenberg
Lori-Anne Rosenberg
Assistant Secretary

                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  October 19, 2000


                                            U.S. BANK TRUST NATIONAL ASSOCIATION

                                            /s/ Richard H. Prokosch
                                            Richard H. Prokosch
                                            Vice President

RC-01.A      RCON0081 Cash and Noninterest-Bearing Balances             63014
RC-01.B      RCON0071 Interest-Bearing Balances                             0
RC-02.A      RCON1754 Securities Held-to-Maturity                           0
RC-02.B      RCON1773 Securities Available-for-sale                      1000
RC-03        RCON1350 Fed Funds Sold & Secs Purchased                       0
RC-04.A      RCON2122 Loans and Leases Net Unearned Income                  0
RC-04.B      RCON3123 LESS: Allowance for Loan and Lease Lo                 0
RC-04.C      RCON3128 LESS: Allocated Transfer Risk Reserve                 0
RC-04.D      RCON2125 Total 4.A 4.B 4.C                                     0
RC-05        RCON3545 Trading Assets                                        0
RC-06        RCON2145 Premises and Fixed Assets                          3917
RC-07        RCON2150 Other Real Estate Owned                               0
RC-08        RCON2130 Investments in Unconsol Subs                          0
RC-09        RCON2155 Customer's Liability On Acceptances                   0
RC-10        RCON2143 Intangible Assets                                     0
RC-11        RCON2160 Other Assets                                      33739
RC-12        RCON2170 Total Assets                                     101670
RC-13.A      RCON2200 Deposits - Domestic Offices                           0
RC-13.A.1    RCON6631 Domestic Deposits - Nonint-Bearing                    0
RC-13.A.2    RCON6636 Domestic Deposits - Int-Bearing                       0
RC-14        RCON2800 Fed Funds Purchased & Secs Sold                       0
RC-15.A      RCON2840 Demand Notes to US Treasury                           0
RC-15.B      RCON3548 Trading Liabilities                                   0
RC-16.A      RCON2332 Other Borrowed Money: Maturity < 1yr                  0
RC-16.b      RCONA547 Other Borrowed Money: Maturity 1 - 3 yrs              0
RC-16.c      RCONA548 Other Borrowed Money: Maturity > 3yr                  0
RC-18        RCON2920 Bank's Liability on Acceptances                       0
RC-19        RCON3200 Subordinated Notes and Debentures                     0
RC-20        RCON2930 Other Liabilities                                 50639
RC-21        RCON2948 Total Liabilities                                 50639
RC-23        RCON3838 Perpetual Preferred Stock & Surplus                   0
RC-24        RCON3230 Common Stock                                       1000
RC-25        RCON3839 Surplus (exclude preferred stock)                 24000
RC-26.A      RCON3632 Undivided Profits/Capital Reserves                26031
RC-26.B      RCON8434 Unrealized holding gain(loss) secur.                  0
RC-26.C      RCON4336 Accum net gains (loss) on cash hedge                  0
RC-28        RCON3210 Total Equity/Capital                              51031
RC-29        RCON3300 Total Liab/Stock/Eq/Capital                      101670
RC-M.1       RCON6724 Auditor memo                                        N/A
RCA1.A       RCON0020 Cash Items in Process of Collection                   0
RCA1.B       RCON0080 Currency and Coin                                     0
RCA2.A       RCON0083 Due from US Dep'y/Agency For Banks                    0
RCA2.B       RCON0085 Due from Other US Dep'y                           63009
RCA3.A       RCON0073 Due from For Branches of US Banks                     0
RCA3.B       RCON0074 Due from Other For Banks                              5
RCA4         RCON0090 Due from Federal Reserve Banks                        0
RCA5         RCON0010 Total Balances Due & Cash                         63014
RCAM.1       RCON0050 Memoranda: Nonint Due From US Coml                63009
RCB1.A       RCON0211 Held: Cost: US Treasury Securities                    0
RCB1.B       RCON0213 Held: Value: US Treasury Securities                   0
RCB1.C       RCON1286 Sale: Cost: US Treasury Securities                  251
RCB1.D       RCON1287 Sale: Value: US Treasury Securities                 250
RCB2.A.A     RCON1289 Held: Cost: Obligations US agencies                   0
RCB2.A.B     RCON1290 Held: Value: Obligations US agencies                  0
RCB2.A.C     RCON1291 Sale: Cost: Obligations US agencies                   0
RCB2.A.D     RCON1293 Sale: Value: Obligations US agencies                  0
RCB2.B.A     RCON1294 Held: Cost: Obligations US sponsored                  0
RCB2.B.B     RCON1295 Held: Value: Obligations US sponsored                 0
RCB2.B.C     RCON1297 Sale: Cost: Obligations US sponsored                  0
RCB2.B.D     RCON1298 Sale: Value: Obligations US sponsored                 0
RCB3.A.A     RCON1676 Held: Cost: General Obligations                       0
RCB3.A.B     RCON1677 Held: Value: General Obligations                      0
RCB3.A.C     RCON1678 Sale: Cost: General Obligations                       0
RCB3.A.D     RCON1679 Sale: Value: General Obligations                      0
RCB3.B.A     RCON1681 Held: Cost: Revenue Obligations                       0
RCB3.B.B     RCON1686 Held: Value: Revenue Obligations                      0
RCB3.B.C     RCON1690 Sale: Cost: Revenue Obligations                       0
RCB3.B.D     RCON1691 Sale: Value: Revenue Obligations                      0
RCB3.C.A     RCON1694 Held: Cost: Industrial Obligations                    0
RCB3.C.B     RCON1695 Held: Value: Industrial Obligations                   0
RCB3.C.C     RCON1696 Sale: Cost: Industrial Obligations                    0
RCB3.C.D     RCON1697 Sale: Value: Industrial Obligations                   0
RCB4.A.1.A   RCON1698 Held: Cost: Security Guaranteed GNMA                  0
RCB4.A.1.B   RCON1699 Held: Value: Security Guaranteed GNMA                 0
RCB4.A.1.C   RCON1701 Sale: Cost: Security Guaranteed GNMA                  0
RCB4.A.1.D   RCON1702 Sale: Value: Security Guaranteed GNMA                 0
RCB4.A.2.A   RCON1703 Held: Cost: Security Issued FNMA                      0
RCB4.A.2.B   RCON1705 Held: Value: Security Issued FNMA                     0
RCB4.A.2.C   RCON1706 Sale: Cost: Security Issued FNMA                      0
RCB4.A.2.D   RCON1707 Sale: Value: Security Issued FNMA                     0
RCB4.A.3.A   RCON1709 Held: Cost: Other Pass-through Secs                   0
RCB4.A.3.B   RCON1710 Held: Value: Other Pass-through Secs                  0
RCB4.A.3.C   RCON1711 Sale: Cost: Other Pass-through Secs                   0
RCB4.A.3.D   RCON1713 Sale: Value: Other Pass-through Secs                  0
RCB4.B.1.A   RCON1714 Held: Cost: Issued/Guar. FNMA, etc.                   0
RCB4.B.1.B   RCON1715 Held: Value: Issued/Guar. FNMA, etc.                  0
RCB4.B.1.C   RCON1716 Sale: Cost: Issued/Guar. FNMA, etc.                   0
RCB4.B.1.D   RCON1717 Sale: Value: Issued/Guar. FNMA, etc.                  0
RCB4.B.2.A   RCON1718 Held: Cost: Collateralized MBS -FNMA                  0
RCB4.B.2.B   RCON1719 Held: Value: Collateralized MBS -FNMA                 0
RCB4.B.2.C   RCON1731 Sale: Cost: Collateralized MBS -FNMA                  0
RCB4.B.2.D   RCON1732 Sale: Value: Collateralized MBS -FNMA                 0
RCB4.B.3.A   RCON1733 Held: Cost: Other MBS                                 0
RCB4.B.3.B   RCON1734 Held: Value: Other MBS                                0
RCB4.B.3.C   RCON1735 Sale: Cost: Other MBS                                 0
RCB4.B.3.D   RCON1736 Sale: Value: Other MBS                                0
RCB5.A.A     RCON1737 Held: Cost: Other Domestic Debt Sec.                  0
RCB5.A.B     RCON1738 Held: Value: Other Domestic Debt Sec.                 0
RCB5.A.C     RCON1739 Sale: Cost: Other Domestic Debt Sec.                  0
RCB5.A.D     RCON1741 Sale: Value: Other Domestic Debt Sec.                 0
RCB5.B.A     RCON1742 Held: Cost: Foreign Debt Securities                   0
RCB5.B.B     RCON1743 Held: Value: Foreign Debt Securities                  0
RCB5.B.C     RCON1744 Sale: Cost: Foreign Debt Securities                   0
RCB5.B.D     RCON1746 Sale: Value: Foreign Debt Securities                  0
RCB6.A.C     RCONA510 Sale: Cost: Securities Mutual Funds                   0
RCB6.A.D     RCONA511 Sale: Value: Securities Mutual Funds                  0
RCB6.B.C     RCON1752 Sale: Cost: Other Equity Securities                 750
RCB6.B.D     RCON1753 Sale: Value: Other Equity Securities                750
RCB7.A       RCON1754 Total Amort Cost- Held To Maturity                    0
RCB7.B       RCON1771 Total Fair Value- Held To Maturity                    0
RCB7.C       RCON1772 Total Amort Cost- Available For Sale               1001
RCB7.D       RCON1773 Total Fair Value- Available For Sale               1000
RCBM.1       RCON0416 Memoranda: Pledged securities                       250
RCBM.2.A.1   RCONA549 Non-mortgage debt < 3 months                          0
RCBM.2.A.2   RCONA550 Non-mortgage debt 3 - 12 months                       0
RCBM.2.A.3   RCONA551 Non-mortgage debt 1 - 3 yrs                         250
RCBM.2.A.4   RCONA552 Non-mortgage debt 3 - 5 yrs                           0
RCBM.2.A.5   RCONA553 Non-mortgage debt 5 - 15 yrs                          0
RCBM.2.A.6   RCONA554 Non-mortgage debt > 15 yrs                            0
RCBM.2.B.1   RCONA555 Mortgage pass-through < 3 months                      0
RCBM.2.B.2   RCONA556 Mortgage pass-through 3 - 12 months                   0
RCBM.2.B.3   RCONA557 Mortgage pass-through 1 - 3 yrs                       0
RCBM.2.B.4   RCONA558 Mortgage pass-through 3 - 5 yrs                       0
RCBM.2.B.5   RCONA559 Mortgage pass-through 5 - 15 yrs                      0
RCBM.2.B.6   RCONA560 Mortgage pass-through > 15 yrs                        0
RCBM.2.C.1   RCONA561 Other mortgage-backed sec < 3 yrs                     0
RCBM.2.C.2   RCONA562 Other mortgage-backed sec > 3 yrs                     0
RCBM.2.D     RCONA248 Total debt securities < 1 yr                          0
RCBM.7       RCON1778 Amortized Cost Held Securities Sold                   0
RCBM.9.A     RCON8782 Structured Notes - Amortized Cost                     0
RCBM.9.B     RCON8783 Structured Notes - Fair Value                         0
RCC01.A      RCON1415 Const/Development                                     0
RCC01.B      RCON1420 Secured by Farmland                                   0
RCC01.C.1    RCON1797 Secured by 1-4: revolving, open-end                   0
RCC01.C.2A   RCON5367 Secured by 1-4: Other (first liens)                   0
RCC01.C.2B   RCON5368 Secured by 1-4: Other (junior liens)                  0
RCC01.D      RCON1460 Secured by 5+                                         0
RCC01.E      RCON1480 Secured by Nonfarm Nonresidential                     0
RCC02.A.1    RCON1506 To US Coml Branches of For Banks                      0
RCC02.A.2    RCON1507 To Other US Coml                                      0
RCC02.B      RCON1517 To Other US Dep'y                                     0
RCC02.C.1    RCON1513 To For Branches of US Banks                           0
RCC02.C.2    RCON1516 To Other Banks in Foreign Countries                   0
RCC03        RCON1590 Ag/Farm Loans                                         0
RCC04.A      RCON1763 Coml/Indl (US Addressee)                              0
RCC04.B      RCON1764 Coml/Indl (Non-US Addressee)                          0
RCC05        RCON1755 Acceptances of Other Banks                            0
RCC06.A      RCON2008 Credit Cards                                          0
RCC06.B      RCON2011 Other Consumer                                        0
RCC07        RCON2081 Loans to Foreign Govt                                 0
RCC08        RCON2107 Obligations US States & Subdivisions                  0
RCC09.A      RCON1545 Loans for Securities                                  0
RCC09.B      RCON1564 All Other Loans                                       0
RCC10        RCON2165 Lease Financing Receivables                           0
RCC11        RCON2123 LESS: Any Unearned Income                             0
RCC12        RCON2122 Total Loans/Leases                                    0
RCCM.2.A     RCON1617 Memoranda: Restruc'd RE Loans                         0
RCCM.2.B     RCON8691 Memoranda: Restruc'd Loans & Leases                   0
RCCM.3.A.1   RCONA564 Loans sec by real estate < 3 months                   0
RCCM.3.A.2   RCONA565 Loans sec by real estate 3 - 12 months                0
RCCM.3.A.3   RCONA566 Loans sec by real estate 1 - 3 yrs                    0
RCCM.3.A.4   RCONA567 Loans sec by real estate 3 - 5 yrs                    0
RCCM.3.A.5   RCONA568 Loans sec by real estate 5 - 15 yrs                   0
RCCM.3.A.6   RCONA569 Loans sec by real estate > 15 yrs                     0
RCCM.3.B.1   RCONA570 Other loans and leases < 3 months                     0
RCCM.3.B.2   RCONA571 Other loans and leases 3 - 12 months                  0
RCCM.3.B.3   RCONA572 Other loans and leases 1 - 3 yrs                      0
RCCM.3.B.4   RCONA573 Other loans and leases 3 - 5 yrs                      0
RCCM.3.B.5   RCONA574 Other loans and leases 5 - 15 yrs                     0
RCCM.3.B.6   RCONA575 Other loans and leases > 15 yrs                       0
RCCM.3.C     RCONA247 Total loans and leases < 1 yr                         0
RCCM.3.D     RCONA577 Loans sec by nonfarm, nonres > 5 yrs                  0
RCCM.3.E     RCONA578 Commercial and indust. > 3 yrs                        0
RCCM.4       RCON2746 Loans to fin comm real est, const, la                 0
RCCM.5       RCON5369 Loans & leases held for sale                          0
RCCM.6       RCON5370 Adj rate closed-end loans sec 1-4 fam                 0
RCCP2.01     RCON6999 YES/NO - RCC01.E & RCC04 >= $ 100,000                 0
RCCP2.02AA   RCON5562 Number of Loans RCC01.E                             N/A
RCCP2.02BA   RCON5563 Number of Loans RCC04                               N/A
RCCP2.03AA   RCON5564 Number of Loans RCC01.E Orig <= $100K               N/A
RCCP2.03AB   RCON5565 Amount of Loans RCC01.E Orig <= $100K               N/A
RCCP2.03BA   RCON5566 # of Loans RCC01.E $100K<Orig<=$250K                N/A
RCCP2.03BB   RCON5567 $ of Loans RCC01.E $100K<Orig<=$250K                N/A
RCCP2.03CA   RCON5568 # of Loans RCC01.E $250K < Orig <=$1M               N/A
RCCP2.03CB   RCON5569 $ of Loans RCC01.E $250K < Orig <=$1M               N/A
RCCP2.04AA   RCON5570 Number of Loans RCC04 Orig <= $100K                 N/A
RCCP2.04AB   RCON5571 Amount of Loans RCC04 Orig <= $100K                 N/A
RCCP2.04BA   RCON5572 # of Loans RCC04 $100K< Orig <= $250K               N/A
RCCP2.04BB   RCON5573 $ of Loans RCC04 $100K< Orig <= $250K               N/A
RCCP2.04CA   RCON5574 # of Loans RCC04 $250K < Orig <= $1M                N/A
RCCP2.04CB   RCON5575 $ of Loans RCC04 $250K < Orig <= $1M                N/A
RCCP2.05     RCON6860 YES/NO - RCC01.B & RCC03 >= $ 100,000                 0
RCCP2.06AA   RCON5576 Number of Loans RCC01.B                             N/A
RCCP2.06BA   RCON5577 Number of Loans RCC03                               N/A
RCCP2.07AA   RCON5578 Number of Loans RCC01.B Orig <= $100K               N/A
RCCP2.07AB   RCON5579 Amount of Loans RCC01.B Orig <= $100K               N/A
RCCP2.07BA   RCON5580 # of Loans RCC01.B $100K<Orig<=$250K                N/A
RCCP2.07BB   RCON5581 $ of Loans RCC01.B $100K<Orig<=$250K                N/A
RCCP2.07CA   RCON5582 # of Loans RCC01.B $250K <Orig<=$500K               N/A
RCCP2.07CB   RCON5583 $ of Loans RCC01.B $250K <Orig<=$500K               N/A
RCCP2.08AA   RCON5584 Number of Loans RCC03 - Orig <= $100K               N/A
RCCP2.08AB   RCON5585 Amount of Loans RCC03 - Orig <= $100K               N/A
RCCP2.08BA   RCON5586 # of Loans RCC03 - $100K<Orig<=$250K                N/A
RCCP2.08BB   RCON5587 $ of Loans RCC03 - $100K<Orig<=$250K                N/A
RCCP2.08CA   RCON5588 # of Loans RCC03 - $250K <Orig<=$500K               N/A
RCCP2.08CB   RCON5589 $ of Loans RCC03 - $250K <Orig<=$500K               N/A
RCE1.A       RCON2201 Private - Transaction                                 0
RCE1.B       RCON2240 Private - Demand                                      0
RCE1.C       RCON2346 Private - Nontransaction                              0
RCE2.A       RCON2202 USG - Transaction                                     0
RCE2.B       RCON2280 USG - Demand                                          0
RCE2.C       RCON2520 USG - Nontransaction                                  0
RCE3.A       RCON2203 State/Local - Transaction                             0
RCE3.B       RCON2290 State/Local - Demand                                  0
RCE3.C       RCON2530 State/Local - Nontransaction                          0
RCE4.A       RCON2206 US Coml - Transaction                                 0
RCE4.B       RCON2310 US Coml - Demand                                      0
RCE4.C       RCON2550 US Coml - Nontransaction accounts    "                0
RCE5.A       RCON2207 Other US Dep'y - Transaction                          0
RCE5.B       RCON2312 Other US Dep'y - Demand                               0
RCE5.C       RCON2349 Other US Dep'y - Nontransaction                       0
RCE6.B       RCON2320 Foreign Banks - Demand                                0
RCE6.C       RCON2236 Foreign Banks - Nontransaction accnts                 0
RCE7.A       RCON2216 Foreign Govt - Transaction                            0
RCE7.B       RCON2300 Foreign Govt - Demand                                 0
RCE7.C       RCON2377 Foreign Govt - Nontransaction                         0
RCE8.A       RCON2330 Certified Checks - Transaction                        0
RCE8.B       RCON2330 Certified Checks - Demand                             0
RCE9.A       RCON2215 Total Tansaction Accounts                             0
RCE9.B       RCON2210 Total Demand Deposits                                 0
RCE9.C       RCON2385 Total Nontransaction Accounts                         0
RCEM.1.A     RCON6835 Memoranda: IRA/KEOGH                                  0
RCEM.1.B     RCON2365 Memoranda: Brokered Deposits                          0
RCEM.1.C.1   RCON2343 Memoranda: Brokered <$100K                            0
RCEM.1.C.2   RCON2344 Memoranda: Brokered Part <$100K                       0
RCEM.1.D.1   RCONA243 Memoranda: Deps Denominated < 100,000                 0
RCEM.1.D.2   RCONA244 Memoranda: Deps Denominated=> 100,000                 0
RCEM.1.E     RCON5590 Memoranda: Preferred Deposits                       N/A
RCEM.2.A.1   RCON6810 Memoranda: MMDAs                                      0
RCEM.2.A.2   RCON0352 Memoranda: Other Savings                              0
RCEM.2.B     RCON6648 Memoranda: Time Deposits <$100K                       0
RCEM.2.C     RCON2604 Memoranda: Time Deposits > $100,000                   0
RCEM.3       RCON2398 Memoranda: All NOW Accounts                           0
RCEM.5.A.1   RCONA579 Time dep < 100k maturity: < 3 months                  0
RCEM.5.A.2   RCONA580 Time dep < 100k maturity: 3 - 12 months               0
RCEM.5.A.3   RCONA581 Time dep < 100k maturity: 1 - 3 yrs                   0
RCEM.5.A.4   RCONA582 Time dep < 100k maturity: > 3 yrs                     0
RCEM.5.B     RCONA241 Time dep < 100k maturity: < 1 yr                      0
RCEM.6.A.1   RCONA584 Time dep > 100k maturity: < 3 months                  0
RCEM.6.A.2   RCONA585 Time dep > 100k maturity: 3 - 12 months               0
RCEM.6.A.3   RCONA586 Time dep > 100k maturity: 1 - 3 yrs                   0
RCEM.6.A.4   RCONA587 Time dep > 100k maturity: > 3 yrs                     0
RCEM.6.B     RCONA242 Time dep > 100k maturity: < 1 yr                      0
RCF1         RCON2164 Income Earned, Not Collected Loans                    0
RCF2         RCON2148 Net Deferred Assets                                2181
RCF3.A       RCONA519 Interest Only Strip: Mortgage Loans                   0
RCF3.B       RCONA520 Interest Only Strip: Other Assets                     0
RCF4         RCON2168 Other Assets                                      31558
RCF4.A       RCON3549 Other Assets - Line A                             15609
RCF4.B       RCON3550 Other Assets - Line B                               N/A
RCF4.C       RCON3551 Other Assets - Line C                               N/A
RCF5         RCON2160 Total Other Assets                                33739
RCFM.1       RCON5610 Memo: Deferred Tax Assets Disallowed                  0
RCG1.A       RCON3645 Expenses Accrued and Unpaid on deposi                 0
RCG1.B       RCON3646 Other Expenses Accrued and Unpaid                 15782
RCG2         RCON3049 Net Deferred Liabilities                              0
RCG3         RCON3000 Minority Interest in Subsidiaries                     0
RCG4         RCON2938 Other Liabilities                                 34857
RCG4.A       RCON3552 Other Liabilities - Line A                        30715
RCG4.B       RCON3553 Other Liabilities - Line B                          N/A
RCG4.C       RCON3554 Other Liabilities - Line C                          N/A
RCG5         RCON2930 Total Other Liabilities                           50639
RCK01        RCON3381 Interest-Bearing Due From                             0
RCK02        RCON3382 US Govt/Treasury Securities                         335
RCK03        RCON3383 State/Local Securities                                0
RCK04.A      RCON3647 Other debt Securities                                 0
RCK04.B      RCON3648 Other equity Securities                             750
RCK05        RCON3365 Fed Funds Sold                                        0
RCK06.A      RCON3286 Real Estate Loans                                     0
RCK06.B      RCON3287 Installment Loans                                     0
RCK06.C      RCON3288 Credit Cards                                          0
RCK06.D      RCON3289 Commercial Loans                                      0
RCK07        RCON3401 Trading Assets                                        0
RCK08        RCON3484 Lease Financing Receivables                           0
RCK09        RCON3368 Total Assets                                      95972
RCK10        RCON3485 Transaction Accounts                                  0
RCK11.A      RCON3486 MMDAs                                                 0
RCK11.B      RCON3487 Other Savings                                         0
RCK11.C      RCONA514 Time Deposits > $100,000                              0
RCK11.D      RCONA529 Time Deposits < $100,000                              0
RCK12        RCON3353 Fed Funds Purchased                                   0
RCK13        RCON3355 Other Borrowed Money                                  0
RCKM.1       RCON3379 Ag Loans in 6.A-6.D                                 N/A
RCL01.A      RCON3814 Unused Commits: Revolv Lines Secured                  0
RCL01.B      RCON3815 Unused Commits: Credit Card Lines                     0
RCL01.C1     RCON3816 Unused Commits: Comm Real Est, securd                 0
RCL01.C2     RCON6550 Unused Commits: Comm Real Est, not sc                 0
RCL01.D      RCON3817 Unused Commits: Securities Underwrit                  0
RCL01.E      RCON3818 Unused Commits: Other Unused Commits                  0
RCL02        RCON3819 Fincl Standby Letters of Credit                       0
RCL02.A      RCON3820 Amount Fincl Standby Letters Conveyed                 0
RCL03        RCON3821 Perfm Standby Letters of Credit                       0
RCL03.A      RCON3822 Amount Perfm Standby Letters Conveyed                 0
RCL04        RCON3411 Commercl & Similar Letters of Credit                  0
RCL05        RCON3428 Participations in Acceptncs Conveyed                  0
RCL06        RCON3429 Participations in Acceptncs Acquired                  0
RCL07        RCON3432 Securities Borrowed                                   0
RCL08        RCON3433 Securities Lent                                       0
RCL09.A.1    RCONA521 1-4 Family: Outstanding Balance                       0
RCL09.A.2    RCONA522 1-4 Family: Amount of Recourse                        0
RCL09.B.1    RCONA523 Other Assets: Outstanding Balance                     0
RCL09.B.2    RCONA524 Other Assets: Amount of Recourse                      0
RCL09.C.1    RCONA249 Small bus oblig:outstnding principal                  0
RCL09.C.2    RCONA250 Small bus oblig:amnt of retained rcrs                 0
RCL10.A      RCONA534 Credit Deriatives: Guarantor                          0
RCL10.B      RCONA535 Credit Deriatives: Benificiary                        0
RCL11        RCON8765 Spot Foreign Exchange Contracts                       0
RCL12        RCON3430 Other Off-Balance Sheet Liabilities                   0
RCL12.A      RCON3555 Other Off-Balance Sheet Liabilities-A               N/A
RCL12.B      RCON3556 Other Off-Balance Sheet Liabilities-B               N/A
RCL12.C      RCON3557 Other Off-Balance Sheet Liabilities-C               N/A
RCL12.D      RCON3558 Other Off-Balance Sheet Liabilities-D               N/A
RCL13        RCON5591 All Other Off-Balance Sheet Assets                    0
RCL13.A      RCON5592 Other Off-Balance Sheet Assets - A                  N/A
RCL13.B      RCON5593 Other Off-Balance Sheet Assets - B                  N/A
RCL13.C      RCON5594 Other Off-Balance Sheet Assets - C                  N/A
RCL13.D      RCON5595 Other Off-Balance Sheet Assets - D                  N/A
RCL14.A.A    RCON8693 Int Rate Contracts - Gross Futures                    0
RCL14.A.B    RCON8694 Forgn Exch Contracts - Gross Futures                  0
RCL14.A.C    RCON8695 Equity Contracts - Gross Futures                      0
RCL14.A.D    RCON8696 Commodity Contracts - Gross Futures                   0
RCL14.B.A    RCON8697 Int Rate Contracts - Gross Forwards                   0
RCL14.B.B    RCON8698 Forgn Exch Contracts - Gross Forwards                 0
RCL14.B.C    RCON8699 Equity Contracts - Gross Forwards                     0
RCL14.B.D    RCON8700 Commodity Contracts - Gross Forwards                  0
RCL14.C.1A   RCON8701 Int Rate Contracts - Exchg Trad Wrttn                 0
RCL14.C.1B   RCON8702 Forgn Exch Contracts - Exchg Trad Wrt                 0
RCL14.C.1C   RCON8703 Equity Contracts - Exchg Trad Written                 0
RCL14.C.1D   RCON8704 Commodity Contracts - Exchg Trad Wrtn                 0
RCL14.C.2A   RCON8705 Int Rate Contracts - Exchg Trad Purch                 0
RCL14.C.2B   RCON8706 Forgn Exch Contracts - Exchg Trad Pur                 0
RCL14.C.2C   RCON8707 Equity Contracts - Exchg Trad Purchas                 0
RCL14.C.2D   RCON8708 Commodity Contracts - Exchg Trade Pur                 0
RCL14.D.1A   RCON8709 Int Rate Contracts - OTC Written Optn                 0
RCL14.D.1B   RCON8710 Forgn Exch Contracts - OTC Wrtn Optns                 0
RCL14.D.1C   RCON8711 Equity Contracts - OTC Written Option                 0
RCL14.D.1D   RCON8712 Commodity Contracts - OTC Written Opt                 0
RCL14.D.2A   RCON8713 Int Rate Contracts - OTC Purchased Op                 0
RCL14.D.2B   RCON8714 Forgn Exch Contracts - OTC Purchased                  0
RCL14.D.2C   RCON8715 Equity Contracts - OTC Purchased Optn                 0
RCL14.D.2D   RCON8716 Commodity Contracts - OTC Purch Optn                  0
RCL14.E.A    RCON3450 Int Rate Contracts - Gross Swaps                      0
RCL14.E.B    RCON3826 Forgn Exch Contracts - Gross Swaps                    0
RCL14.E.C    RCON8719 Equity Contracts - Gross Swaps                        0
RCL14.E.D    RCON8720 Commodity Contracts - Gross Swaps                     0
RCL15.A      RCONA126 Int Rate Contracts - Gross Held Trade                 0
RCL15.B      RCONA127 Forgn Exch Contracts - Gross Held Trd                 0
RCL15.C      RCON8723 Equity Contracts - Gross Held Trading                 0
RCL15.D      RCON8724 Commodity Contracts - Gross Held Trad                 0
RCL16.A.A    RCON8725 Int Rate Contracts - Marked to Market                 0
RCL16.A.B    RCON8726 Forgn Exch Contracts - Marked to Mrkt                 0
RCL16.A.C    RCON8727 Equity Contracts - Marked to Market                   0
RCL16.A.D    RCON8728 Commodity  Contracts - Marked to Mrkt                 0
RCL16.B.A    RCON8729 Int Rate Contracts - NOT Marked                       0
RCL16.B.B    RCON8730 Forgn Exch Contracts - NOT Marked                     0
RCL16.B.C    RCON8731 Equity Contracts - NOT Marked                         0
RCL16.B.D    RCON8732 Commodity Contracts - NOT Marked                      0
RCL16.C.A    RCONA589 Int Rate Contracts - bank pays fixed                  0
RCL17.A.1A   RCON8733 Int Rate Contracts Held - Pos Values                  0
RCL17.A.1B   RCON8734 Forgn Exch Contracts Held - Pos Value                 0
RCL17.A.1C   RCON8735 Equity Contracts Held - Pos Values                    0
RCL17.A.1D   RCON8736 Commodity Contracts Held - Pos Value                  0
RCL17.A.2A   RCON8737 Int Rate Contracts Held - Neg Values                  0
RCL17.A.2B   RCON8738 Forgn Exch Contracts Held - Neg Value                 0
RCL17.A.2C   RCON8739 Equity Contracts Held - Neg Values                    0
RCL17.A.2D   RCON8740 Commodity Contracts Held - Neg Value                  0
RCL17.B.1A   RCON8741 Int Rate Contracts Markd- Pos Values                  0
RCL17.B.1B   RCON8742 Forgn Exch Contracts Markd- Pos Value                 0
RCL17.B.1C   RCON8743 Equity Contracts Markd- Pos Values                    0
RCL17.B.1D   RCON8744 Commodity Contracts Markd- Pos Value                  0
RCL17.B.2A   RCON8745 Int Rate Contracts Markd- Neg Values                  0
RCL17.B.2B   RCON8746 Forgn Exch Contracts Markd- Neg Value                 0
RCL17.B.2C   RCON8747 Equity Contracts Markd- Neg Values                    0
RCL17.B.2D   RCON8748 Commodity Contracts Markd- Neg Value                  0
RCL17.C.1A   RCON8749 Int Rate Contracts Not Markd - PosVal                 0
RCL17.C.1B   RCON8750 Forgn Exch Contracts Not Markd-PosVal                 0
RCL17.C.1C   RCON8751 Equity Contracts Not Markd - PosVal                   0
RCL17.C.1D   RCON8752 Commodity Contracts Not Markd-PosVal                  0
RCL17.C.2A   RCON8753 Int Rate Contracts Not Markd - NegVal                 0
RCL17.C.2B   RCON8754 Forgn Exch Contracts Not Markd-NegVal                 0
RCL17.C.2C   RCON8755 Equity Contracts Not Markd - NegVal                   0
RCL17.C.2D   RCON8756 Commodity Contracts Not Markd-NegVal                  0
RCLM.3       RCON3833 Unused Commitments > 1 year                           0
RCLM.3.A     RCON3834 Unused Commitments > 1 year                           0
RCM01.A      RCON6164 Credit to Executives/Principals                       0
RCM01.B      RCON6165 Num of Exec Who Borrowed $500,000/5%                  0
RCM02        RCON3405 Fed Funds Sold - Foreign Banks                        0
RCM04.A      RCON5500 O/S Bal Mortgages Serviced - GNMA                     0
RCM04.B.1    RCON5501 O/S Bal Morts Serviced-FHLMC w/ recou                 0
RCM04.B.2    RCON5502 O/S Bal Morts Serviced-FHLMC w/o rec                  0
RCM04.C.1    RCON5503 O/S Bal Morts Serviced-FNMA Reg optn                  0
RCM04.C.2    RCON5504 O/S Bal Morts Serviced-FNMA Spec optn                 0
RCM04.D      RCON5505 O/S Bal Morts Serviced-All other                      0
RCM06.A      RCON3164 Mortgage Servicing Rights                             0
RCM06.A.1    RCONA590 Est fair value of mort servicing rights               0
RCM06.B.1    RCONB026 Other - Purchased Credit Card Rels                    0
RCM06.B.2    RCON5507 Other Intangible Assets                               0
RCM06.C      RCON3163 Goodwill                                              0
RCM06.D      RCON2143 Total Intangible Assets                               0
RCM06.E      RCON6442 Intangible Assets Grandfathered                       0
RCM07        RCON3295 Mandatory Convertible Debt Dedictated                 0
RCM08.A.1    RCON5372 Othr Real Estate - Direct & Indirect                  0
RCM08.A.2A   RCON5508 Othr Real Estate - All other Real Est                 0
RCM08.A.2B   RCON5509 Othr Real Estate - Farmland                           0
RCM08.A.2C   RCON5510 Othr Real Estate - 1-4 Family Residnt                 0
RCM08.A.2D   RCON5511 Othr Real Estate - Multifamily Resid                  0
RCM08.A.2E   RCON5512 Othr Real Estate - Nonfarm Nonresiden                 0
RCM08.A.3    RCON2150 Othr Real Estate - Total                              0
RCM08.B.1    RCON5374 Inves - Direct & Indirect invest R/E                  0
RCM08.B.2    RCON5375 Inves - All othr invest unconsol subs                 0
RCM08.B.3    RCON2130 Investmnts in unconsold subs - Total                  0
RCM09        RCON3778 Noncumulative Perpetual Pref Stock                    0
RCM10.A      RCON6441 Mutual Fund: Money Market Funds                       0
RCM10.B      RCON8427 Mutual Fund: Equity Securities                        0
RCM10.C      RCON8428 Mutual Fund: Debt Securities                          0
RCM10.D      RCON8429 Mutual Fund: Other Mutual Funds                       0
RCM10.E      RCON8430 Mutual Fund: Annuities                                0
RCM10.F      RCON8784 Mutual Fund: Proprietary                              0
RCM11        RCONA525 Net unamortized gains (Sched RC)                      0
RCM12        RCONA526 Assets Netted Against (Sched RC)                      0
RCM13        RCONA591 Outstanding principal balance serviced                0
RCMM.01      RCON3836 Interbank Holdings: Reciprocal    DEC               N/A
RCN1.A       RCON1210 RE - US: 30-89 Days                                   0
RCN1.B       RCON1211 RE - US: 90+ Days                                     0
RCN1.C       RCON1212 RE - US: Nonaccrual                                   0
RCN2.A       RCON1214 Installment: 30-89 Days                               0
RCN2.B       RCON1215 Installment: 90+ Days                                 0
RCN2.C       RCON1216 Installment: Nonaccrual                               0
RCN3.A       RCON1218 Consumer: 30-89 Days                                  0
RCN3.B       RCON1219 Consumer: 90+ Days                                    0
RCN3.C       RCON1220 Consumer: Nonaccrual                                  0
RCN4.A       RCON1222 Commercial: 30-89 Days                                0
RCN4.B       RCON1223 Commercial: 90+ Days                                  0
RCN4.C       RCON1224 Commercial: Nonaccrual                                0
RCN5.A       RCON1226 Leases: 30-89 Days                                    0
RCN5.B       RCON1227 Leases: 90+ Days                                      0
RCN5.C       RCON1228 Leases: Nonaccrual                                    0
RCN6.A       RCON3505 Debt securities: 30-89 Days                           0
RCN6.B       RCON3506 Debt securities: 90+ Days                             0
RCN6.C       RCON3507 Debt securities: Nonaccrual                           0
RCN7.A       RCON5612 Loans/Leases US Guaranteed-30-89 Days                 0
RCN7.A.A     RCON5615 Loans/Leases Guaranteed: 30-89 Days                   0
RCN7.A.B     RCON5616 Loans/Leases Guaranteed: 90+ Days                     0
RCN7.A.C     RCON5617 Loans/Leases Guaranteed: Nonaccrual                   0
RCN7.B       RCON5613 Loans/Leases US Guaranteed- 90+ Days                  0
RCN7.C       RCON5614 Loans/Leases US Guaranteed-Nonaccrual                 0
RCNM.1.A     RCON1658 Memoranda: (Res Loans) 30-89 Days                     0
RCNM.1.B     RCON1659 Memoranda: (Res Loans) 90+ Days                       0
RCNM.1.C     RCON1661 Memoranda: (Res Loans) Nonaccrual                     0
RCNM.2.A     RCON1230 Memoranda: (Ag Loans) 30-89 Days                    N/A
RCNM.2.B     RCON1231 Memoranda: (Ag Loans) 90+ Days                      N/A
RCNM.2.C     RCON1232 Memoranda: (Ag Loans) Nonaccrual                    N/A
RCNM.3.A     RCON5421 Comm Real Estate Loans: 30-89 Days                    0
RCNM.3.B     RCON5422 Comm Real Estate Loans: 90+ Days                      0
RCNM.3.C     RCON5423 Comm Real Estate Loans: Nonaccrual                    0
RCNM.4.AA    RCON5424 Secured Loans - Const: 30-89 Days                     0
RCNM.4.AB    RCON5425 Secured Loans - Const: 90+ Days                       0
RCNM.4.AC    RCON5426 Secured Loans - Const: Nonaccrual                     0
RCNM.4.BA    RCON5427 Secured Loans - Farmland: 30-89 Days                  0
RCNM.4.BB    RCON5428 Secured Loans - Farmland: 90+ Days                    0
RCNM.4.BC    RCON5429 Secured Loans - Farmland: Nonaccrual                  0
RCNM.4.C1A   RCON5430 Secd Loans 1-4 Fam-Revol: 30-89 Days                  0
RCNM.4.C1B   RCON5431 Secd Loans 1-4 Fam-Revol: 90+ Days                    0
RCNM.4.C1C   RCON5432 Secd Loans 1-4 Fam-Revol: Nonaccrual                  0
RCNM.4.C2A   RCON5433 Secd Loans 1-4 Fam-Other: 30-89 Days                  0
RCNM.4.C2B   RCON5434 Secd Loans 1-4 Fam-Other: 90+ Days                    0
RCNM.4.C2C   RCON5435 Secd Loans 1-4 Fam-Other: Nonaccrual                  0
RCNM.4.DA    RCON5436 Secured Loans - Multifam: 30-89 Days                  0
RCNM.4.DB    RCON5437 Secured Loans - Multifam: 90+ Days                    0
RCNM.4.DC    RCON5438 Secured Loans - Multifam: Nonaccrual                  0
RCNM.4.EA    RCON5439 Secured Loans - Non Farm: 30-89 Days                  0
RCNM.4.EB    RCON5440 Secured Loans - Non Farm: 90+ Days                    0
RCNM.4.EC    RCON5441 Secured Loans - Non Farm: Nonaccrual                  0
RCO1.A       RCON0030 Unposted Debits                                       0
RCO1.B.1     RCON0031 Unposted Debits - Demand                            N/A
RCO1.B.2     RCON0032 Unposted Debits - Time/Sav                          N/A
RCO10        RCON8432 Deposit Institution Invest. Contracts                 0
RCO11.A      RCON8785 Reciprocal Demand Bals - Savings Asc.                 0
RCO11.B      RCONA181 Reciprocal Demand Bals - Foreign Brch                 0
RCO11.C      RCONA182 Reciprocal Demand Bals - Cash Items                   0
RCO12.A      RCONA527 Amt of Assets netted agst dem deps                    0
RCO12.B      RCONA528 Amt of Assets netted agst tim/svg dep                 0
RCO2.A       RCON3510 Unposted Credits                                      0
RCO2.B.1     RCON3512 Unposted Credits - Demand                           N/A
RCO2.B.2     RCON3514 Unposetd Credits - Time/Sav                         N/A
RCO3         RCON3520 Uninvested Trust Fund Cash                            0
RCO4.A       RCON2211 Demand Deposit Unconsol Subs                          0
RCO4.B       RCON2351 Time/Sav Deposits of Unconsol Subs                    0
RCO4.C       RCON5514 Consol Subs - Interest accrued/unpaid                 0
RCO6.A       RCON2314 Passed-Thru Bal Demand Deposit                        0
RCO6.B       RCON2315 Passed-Thru Bal Time/Sav                              0
RCO7.A       RCON5516 Unamortized premiums                                  0
RCO7.B       RCON5517 Unamortized discounts                                 0
RCO8.A.1     RCONA531 OAKAR: Total Deposits Purchased                     N/A
RCO8.A.2     RCONA532 OAKAR: Amt of Purchased Deposits                    N/A
RCO8.B       RCONA533 OAKAR: Total Deposits Sold                          N/A
RCOM.1.A.1   RCON2702 Memoranda: $ Deposit Accts <$100,000                  0
RCOM.1.A.2   RCON3779 Memoranda: # Deposit Accts <$100,000                  0
RCOM.1.B.1   RCON2710 Memoranda: $ Deposit Accts >$100,000                  0
RCOM.1.B.2   RCON2722 Memoranda: # Deposit Accts >$100,000                  0
RCOM.2.A     RCON6861 Yes/No: Bank has a better method/proc                 0
RCOM.2.B     RCON5597 If YES: Uninsured Deposits Amount                   N/A
RCOM.3       RCONA545 Cert No of consolidated inst.                       N/A
RCON1        RCON6979 There is no description for this item                 0
RCR1         RCON6056 Do You Meet Capital Requirements? Y/N                 0
RCR2.A       RCONA515 Subord Debt & Int Term Prfrd Stock                    0
RCR2.B       RCONA516 Other Limited-Life cap Instr                          0
RCR3.A1      RCON8274 Amnts used for cptl ratios:Tier 1 cpt             51031
RCR3.A2      RCON8275 Amnts used for cptl ratios:Tier 2 cpt                 0
RCR3.B       RCON3792 Amnts used for cptl ratios:Risk based             51031
RCR3.C       RCONA222 Amnts used for cptl ratios:Allowance                  0
RCR3.D1      RCONA223 Amnts used for cptl ratios:Rsk-wt ast             50243
RCR3.E       RCON1727 Amounts used for capital ratios                       0
RCR3.F       RCONA224 Amnts used for cptl rat:Avrg tot asts"            95972
RCR4.A       RCON5163 00 % Risk assets recorded on Bal Sht               1006
RCR4.B       RCON3796 Zero % Risk: Credit Equiv Off-Balance                 0
RCR5.A       RCON5165 20 % Risk assets recorded on Bal Sht              63026
RCR5.B       RCON3801 20 % Risk: Credit Equiv Off-Balance                   0
RCR6.A       RCON3802 50 % Risk: Assets On Balance Sheet                    0
RCR6.B       RCON3803 50 % Risk: Credit Equiv Off-Balance                   0
RCR7.A       RCON3804 100 % Risk: Assets On Balance Sheet               37638
RCR7.B       RCON3805 100 % Risk: Credit Equiv Off-Balance                  0
RCR8         RCON3806 On-Balance Sheet Values Excluded From                 0
RCR9         RCON3807 Total Assets On Balance Sheet                    101670
RCRM.01      RCON8764 Credit Exp - Off-Bal Sheet Derivative               N/A
RCRM.02.AA   RCON3809 Derivative Int Rate Contracts < 1 YR                N/A
RCRM.02.AB   RCON8766 Derivative Int Rate Contracts 1-5 YRS               N/A
RCRM.02.AC   RCON8767 Derivative Int Rate Contracts > 5 YRS               N/A
RCRM.02.BA   RCON3812 Derivative Fgn Exch Contracts < 1 YR                N/A
RCRM.02.BB   RCON8769 Derivative Fgn Exch Contracts 1-5 YRS               N/A
RCRM.02.BC   RCON8770 Derivative Fgn Exch Contracts > 5 YRS               N/A
RCRM.02.CA   RCON8771 Derivative   Gold   Contracts < 1 YR                N/A
RCRM.02.CB   RCON8772 Derivative   Gold   Contracts 1-5 YRS               N/A
RCRM.02.CC   RCON8773 Derivative   Gold   Contracts > 5 YRS               N/A
RCRM.02.DA   RCON8774 Derivative P Metals Contracts < 1 YR                N/A
RCRM.02.DB   RCON8775 Derivative P Metals Contracts 1-5 YRS               N/A
RCRM.02.DC   RCON8776 Derivative P Metals Contracts > 5 YRS               N/A
RCRM.02.EA   RCON8777 Derivative Commodity Contrcts < 1 YR                N/A
RCRM.02.EB   RCON8778 Derivative Commodity Contrcts 1-5 YRS               N/A
RCRM.02.EC   RCON8779 Derivative Commodity Contrcts > 5 YRS               N/A
RCRM.02.FA   RCONA000 Derivative  Equity  Contracts < 1 YR                N/A
RCRM.02.FB   RCONA001 Derivative  Equity  Contracts 1-5 YRS               N/A
RCRM.02.FC   RCONA002 Derivative  Equity  Contracts > 5 YRS               N/A
RCX01.A      RCON3561 Number Of Loans To Executive Officers                 0
RCX01.B      RCON3562 Amount Of Loans To Executive Officers                 0
RCX01.C1     RCON7701 Start Rate (####.##%) Loans To Execs.                 0
RCX01.C2     RCON7702 Top Rate (####.##%) Loans To Execs.                   0
RI-01.A.1    RIAD4246 Interest Income from Real Estate Loan                 0
RI-01.A.2    RIAD4247 Int. Income from Installment Loans                    0
RI-01.A.3    RIAD4248 Int. Income from Credit Cards                         0
RI-01.A.4    RIAD4249 Int. Income from Commercial Loans                     0
RI-01.B.1    RIAD4505 Income from Leases (Taxable)                          0
RI-01.B.2    RIAD4307 Income from Leases (Exempt)                           0
RI-01.C      RIAD4115 Income from Balances Due From Deps.                   0
RI-01.D.1    RIAD4027 Income from US Treas/Govt Securities                 12
RI-01.D.2A   RIAD4506 Income from State/Local Sec (Taxable)                 0
RI-01.D.2B   RIAD4507 Income from State/Local Sec (Exempt)                  0
RI-01.D.3    RIAD3657 Income from Other Domestic Debt Sec.                  0
RI-01.D.4    RIAD3658 Income from Foreign Debt Sec                          0
RI-01.D.5    RIAD3659 Income from Equity Sec                               23
RI-01.E      RIAD4069 Income from Trading Assets                            0
RI-01.F      RIAD4020 Income from Fed Fund Sold                             0
RI-01.G      RIAD4107 Total Interest Income                                35
RI-02.A.1    RIAD4508 Int. Expense on Transaction Accounts                  0
RI-02.A.2A   RIAD4509 Int. Expense on MMDAs                                 0
RI-02.A.2B   RIAD4511 Int. Expense on Other Savings                         0
RI-02.A.2C   RIADA517 Int. Exp - Time Deposits > $100,000                   0
RI-02.A.2D   RIADA518 Int. Exp - Time Deposits < $100,000                   0
RI-02.B      RIAD4180 Expense on Fed Funds Purchased                        0
RI-02.C      RIAD4185 Int. Expense on Dem Notes & Trad Liab                 0
RI-02.E      RIAD4200 Int. Expense on Subordinated Notes                    0
RI-02.F      RIAD4073 Total Interest Expense                                0
RI-03        RIAD4074 Net Interest Income                                  35
RI-04.A      RIAD4230 Prov for Credit Losses                                0
RI-04.B      RIAD4243 Prov for Allocated Transfer Risk                      0
RI-05.A      RIAD4070 Income from Fiduciary Activities                  23296
RI-05.B      RIAD4080 Services Charges on Deposit Accounts                  0
RI-05.C      RIADA220 Trading revenue.                                      0
RI-05.F.1    RIAD5407 Other Noninterest Income - Fee Income             31728
RI-05.F.2    RIAD5408 Other Noninterest Income - All Other                 69
RI-05.G      RIAD4079 Total Noninterest Income                          55093
RI-06.A      RIAD3521 Gain/Loss Sec Held to Maturities                      0
RI-06.B      RIAD3196 Gain/Loss Sec Available-for-sale                      0
RI-07.A      RIAD4135 Salaries and Benefits                             29263
RI-07.B      RIAD4217 Fixed Assets                                       3214
RI-07.C      RIAD4092 Other Noninterest Expense                         16861
RI-07.D      RIAD4093 Total Noninterest Expense                         49338
RI-08        RIAD4301 Income before Taxes/Extra                          5790
RI-09        RIAD4302 Income Taxes                                       3013
RI-10        RIAD4300 Income before Taxes/Other                          2777
RI-11        RIAD4320 Extraordinary/Adj/Net of Taxes                        0
RI-12        RIAD4340 Net Income                                         2777
RI-M.1       RIAD4513 Memoranda: Exempt After 8/7/86                        0
RI-M.11      RIADA530 Does Bank have Subchapter-S Y/N                       0
RI-M.12      RIAD4772 Deferred Portion Item 9 and 11                      N/A
RI-M.2       RIAD8431 Memoranda: Icome - Sale Mutual Funds                  0
RI-M.4       RIAD4150 Memoranda: # Full Time Employees                   1009
RI-M.5       RIAD4504 Memoranda: St/Loc Inc on Exempt Oblig                 0
RI-M.6       RIAD4251 Memoranda: Ag Loans Interest                        N/A
RI-M.7       RIAD9106 There is no description for this item               N/A
RI-M.8.A     RIAD8757 Memoranda: Trading Rev - Interest                     0
RI-M.8.B     RIAD8758 Memoranda: Trading Rev - Foreign Exch                 0
RI-M.8.C     RIAD8759 Memoranda: Trading Rev - Equity/Index                 0
RI-M.8.D     RIAD8760 Memoranda: Trading Rev - Commodity                    0
RI-M.9.A     RIAD8761 Memoranda: Impact - Interest Income                   0
RI-M.9.B     RIAD8762 Memoranda: Impact - Interest Expense                  0
RI-M.9.C     RIAD8763 Memoranda: Impact - Other Allocations                 0
RIA01        RIAD3215 Equity/Capital Reported last year                 48254
RIA02        RIAD3216 Equity/Capital Adjustemnt                             0
RIA03        RIAD3217 Amended Balance Previous Year                     48254
RIA04        RIAD4340 Net Income/Loss                                    2777
RIA05        RIAD4346 Sale/Conversion of Stock                              0
RIA06        RIAD4356 Changes Incident to Combination                       0
RIA07        RIAD4470 LESS: Cash Dividends on Preferred                     0
RIA08        RIAD4460 LESS: Cash Dividends on Common                        0
RIA09        RIAD4411 Changes in Accounting Principles                      0
RIA10        RIAD4412 Correction of Accounting Errors                       0
RIA11.A      RIAD8433 Net Unrealized Holding Avail Forsale                  0
RIA11.B      RIAD4574 Accum net gain (loss) cash flow hedge                 0
RIA12        RIAD4415 Other Parent Transactions                             0
RIA13        RIAD3210 Total Eq/Capital Current Period                   51031
RIB1.1.A     RIAD4256 RE Loans: Charge-Offs                                 0
RIB1.1.B     RIAD4257 RE Loans: Recoveries                                  0
RIB1.2.A     RIAD4258 Installment Loans: Charge-Offs                        0
RIB1.2.B     RIAD4259 Installment Loans: Recoveries                         0
RIB1.3.A     RIAD4262 Credit Card: Charge-Offs                              0
RIB1.3.B     RIAD4263 Credit Card: Recoveries                               0
RIB1.4.A     RIAD4264 Commercial Loans: Charge-Offs                         0
RIB1.4.B     RIAD4265 Commercial Loans: Recoveries                          0
RIB1.5.A     RIAD4266 Leases: Charge-Offs                                   0
RIB1.5.B     RIAD4267 Leases: Recoveries                                    0
RIB1.6.A     RIAD4635 Total Charge-Offs                                     0
RIB1.6.B     RIAD4605 Total Recoveries                                      0
RIB1.M.1.A   RIAD4643 Memoranda: (For Govt) Charge-Offs                     0
RIB1.M.1.B   RIAD4627 Memoranda: (For Govt) Recoveries                      0
RIB1.M.2.A   RIAD4268 Memoranda: (Ag Loans) Charge-Offs                   N/A
RIB1.M.2.B   RIAD4269 Memoranda: (Ag Loans) Recoveries                    N/A
RIB1.M.4.A   RIAD5443 Memo: Charge-offs: Loans to fin comm.                 0
RIB1.M.4.B   RIAD5444 Memo: Recoveries: Loans to fin commcl                 0
RIB1.M.5AA   RIAD5445 Memo: Charge-offs: Loans sec construc                 0
RIB1.M.5AB   RIAD5446 Memo: Recoveries: Loans sec construct                 0
RIB1.M.5BA   RIAD5447 Memo: Charge-offs: Loans sec farmland                 0
RIB1.M.5BB   RIAD5448 Memo: Recoveries: Loans sec farmland                  0
RIB1.M.5DA   RIAD5453 Memo: Charge-offs: Loans sec multifam                 0
RIB1.M.5DB   RIAD5454 Memo: Recoveries: Loans sec multifaml                 0
RIB1.M.5EA   RIAD5455 Memo: Charge-offs: Loans sec nonfarm                  0
RIB1.M.5EB   RIAD5456 Memo: Recoveries: Loans sec nonfarm                   0
RIB1.M5C1A   RIAD5449 Memo: Charge-offs: Revolv loans 1-4 r                 0
RIB1.M5C1B   RIAD5450 Memo: Recoveries: Revolv loans 1-4 rs                 0
RIB1.M5C2A   RIAD5451 Memo: Charge-offs: Other loans 1-4 rs                 0
RIB1.M5C2B   RIAD5452 Memo: Recoveries: Other loans 1-4 res                 0
RIB2.1       RIAD3124 Balance Reported 12/31/98                             0
RIB2.2       RIAD2419 Recoveries                                            0
RIB2.3       RIAD2432 LESS: Charge-Offs                                     0
RIB2.4       RIAD4230 Provision for Credit Losses                           0
RIB2.5       RIAD4815 Adjustments                                           0
RIB2.6       RIADA512 Bal End of Period                                     0
RIE01.A      RIAD5415 Other non-interest income (RI-5.f.2)                N/A
RIE01.B      RIAD5416 Other non-interest income (RI-5.f.2)                N/A
RIE01.C      RIAD5417 Other non-interest income (RI-5.f.2)                N/A
RIE01.D      RIAD4461 Other non-interest income (RI-5.f.2)                 69
RIE01.E      RIAD4462 Other non-interest income (RI-5.f.2)                N/A
RIE01.F      RIAD4463 Other non-interest income (RI-5.f.2)                N/A
RIE02.A      RIAD4531 Other non-interest expense (RI-7.c)                   0
RIE02.B      RIAD5418 Other non-interest expense (RI-7.c)                 N/A
RIE02.C      RIAD5419 Other non-interest expense (RI-7.c)                 N/A
RIE02.D      RIAD5420 Other non-interest expense (RI-7.c)                 N/A
RIE02.E      RIAD4464 Other non-interest expense (RI-7.c)                2086
RIE02.F      RIAD4467 Other non-interest expense (RI-7.c)                4147
RIE02.G      RIAD4468 Other non-interest expense (RI-7.c)                 N/A
RIE03.A.1    RIAD6373 Extraordinary items and Adj (RI-11.a)                 0
RIE03.A.2    RIAD4486 Applicable tax effect (RI-E, 3.a.1)                   0
RIE03.B.1    RIAD4487 Extraordinary items and Adj (RI-11.a)                 0
RIE03.B.2    RIAD4488 Applicable tax effect (RI-11.b)                       0
RIE03.C.1    RIAD4489 Extraordinary items and Adj (RI-11.a)                 0
RIE03.C.2    RIAD4491 Applicable tax effect (RI-11.b)                       0
RIE04.A      RIAD4492 Equity cap adjustments (RIA-2)                      N/A
RIE04.B      RIAD4493 Equity cap adjustments (RIA-2)                      N/A
RIE05.A      RIAD4494 Acctg changes effects (RIA-9)                       N/A
RIE05.B      RIAD4495 Acctg changes effects (RIA-9)                       N/A
RIE06.A      RIAD4496 Corrections (RIA-10)                                N/A
RIE06.B      RIAD4497 Corrections (RIA-10)                                N/A
RIE07.A      RIAD4498 Transactions w/parent (RIA-12)                        0
RIE07.B      RIAD4499 Transactions w/parent (RIA-12)                        0
RIE08.A      RIAD4521 Adjs. to allow for l & l loss (RIB.2.               N/A
RIE08.B      RIAD4522 Adjs. to allow for l & l loss (RIB.2.               N/A
RIE09        RIAD4769 There is no description for this item                 0